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                                AMENDMENT NO. 14
                           TO THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN

                                (Class C Shares)

     The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective October 31, 2005, as follows:

     WHEREAS, the parties desire to amend the Plan to reflect the addition of AIM Income Allocation Fund, AIM International Allocation Fund and AIM Summit Fund;

     NOW THEREFORE, Schedule A to the Plan is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A
                                       TO
                            THE AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS C SHARES)

                         (DISTRIBUTION AND SERVICE FEES)

     The Fund shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class C Shares of each Portfolio designated below, a Distribution Fee* and a Service Fee determined by applying the annual rate set forth below as to the Class C Shares of each Portfolio to the average daily net assets of the Class C Shares of the Portfolio for the plan year. Average daily net assets shall be computed in a manner used for the determination of the offering price of the Class C Shares of the Portfolio.

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM COUNSELOR SERIES TRUST                    Charge     Fee      Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Advantage Health Sciences Fund            0.75%     0.25%     1.00%
     AIM Multi-Sector Fund                         0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM EQUITY FUNDS                              Charge     Fee      Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Aggressive Growth Fund                    0.75%     0.25%     1.00%
     AIM Blue Chip Fund                            0.75%     0.25%     1.00%
     AIM Capital Development Fund                  0.75%     0.25%     1.00%
     AIM Charter Fund                              0.75%     0.25%     1.00%
     AIM Constellation Fund                        0.75%     0.25%     1.00%
     AIM Diversified Dividend Fund                 0.75%     0.25%     1.00%
     AIM Large Cap Basic Value Fund                0.75%     0.25%     1.00%
     AIM Large Cap Growth Fund                     0.75%     0.25%     1.00%
     AIM Mid Cap Growth Fund                       0.75%     0.25%     1.00%
     AIM Select Basic Value Fund                   0.75%     0.25%     1.00%
     AIM Weingarten Fund                           0.75%     0.25%     1.00%

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                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM FUNDS GROUP                               Charge     Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Basic Balanced Fund                       0.75%     0.25%     1.00%
     AIM European Small Company Fund               0.75%     0.25%     1.00%
     AIM Global Value Fund                         0.75%     0.25%     1.00%
     AIM International Small Company Fund          0.75%     0.25%     1.00%
     AIM Mid Cap Basic Value Fund                  0.75%     0.25%     1.00%
     AIM Premier Equity Fund                       0.75%     0.25%     1.00%
     AIM Select Equity Fund                        0.75%     0.25%     1.00%
     AIM Small Cap Equity Fund                     0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM GROWTH SERIES                             Charge     Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Basic Value Fund                          0.75%     0.25%     1.00%
     AIM Conservative Allocation Fund              0.75%     0.25%     1.00%
     AIM Global Equity Fund                        0.75%     0.25%     1.00%
     AIM Growth Allocation Fund                    0.75%     0.25%     1.00%
     AIM Income Allocation Fund                    0.75%     0.25%     1.00%
     AIM International Allocation Fund             0.75%     0.25%     1.00%
     AIM Mid Cap Core Equity Fund                  0.75%     0.25%     1.00%
     AIM Moderate Allocation Fund                  0.75%     0.25%     1.00%
     AIM Moderate Growth Allocation Fund           0.75%     0.25%     1.00%
     AIM Moderately Conservative Allocation Fund   0.75%     0.25%     1.00%
     AIM Small Cap Growth Fund                     0.75%     0.25%     1.00%

                                                  Minimum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INTERNATIONAL MUTUAL FUNDS               Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Asia Pacific Growth Fund                  0.75%     0.25%     1.00%
     AIM European Growth Fund                      0.75%     0.25%     1.00%
     AIM Global Aggressive Growth Fund             0.75%     0.25%     1.00%
     AIM Global Growth Fund                        0.75%     0.25%     1.00%
     AIM International Core Equity Fund            0.75%     0.25%     1.00%
     AIM International Growth Fund                 0.75%     0.25%     1.00%

                                       2

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                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INVESTMENT FUNDS                         Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Developing Markets Fund                   0.75%     0.25%     1.00%
     AIM Global Health Care Fund                   0.75%     0.25%     1.00%
     AIM Trimark Endeavor Fund                     0.75%     0.25%     1.00%
     AIM Trimark Fund                              0.75%     0.25%     1.00%
     AIM Trimark Small Companies Fund              0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM INVESTMENT SECURITIES FUNDS              Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Global Real Estate Fund                   0.75%     0.25%     1.00%
     AIM High Yield Fund                           0.75%     0.25%     1.00%
     AIM Income Fund                               0.75%     0.25%     1.00%
     AIM Intermediate Government Fund              0.75%     0.25%     1.00%
     AIM Money Market Fund                         0.75%     0.25%     1.00%
     AIM Municipal Bond Fund                       0.75%     0.25%     1.00%
     AIM Real Estate Fund                          0.75%     0.25%     1.00%
     AIM Short Term Bond Fund                      0.75%     0.25%     1.00%
     AIM Total Return Bond Fund                    0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM SECTOR FUNDS                             Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Energy Fund                               0.75%     0.25%     1.00%
     AIM Financial Services Fund                   0.75%     0.25%     1.00%
     AIM Gold & Precious Metals Fund               0.75%     0.25%     1.00%
     AIM Leisure Fund                              0.75%     0.25%     1.00%
     AIM Technology Fund                           0.75%     0.25%     1.00%
     AIM Utilities Fund                            0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM SPECIAL OPPORTUNITIES FUNDS              Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Opportunities I Fund                      0.75%     0.25%     1.00%
     AIM Opportunities II Fund                     0.75%     0.25%     1.00%
     AIM Opportunities III Fund                    0.75%     0.25%     1.00%

                                       3

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                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM STOCK FUNDS                              Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM Dynamics Fund                             0.75%     0.25%     1.00%
     AIM Small Company Growth Fund                 0.75%     0.25%     1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM SUMMIT FUND                              Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Class C Shares                                0.75%     0.25%      1.00%

                                                  Maximum
                                                   Asset
                                                   Based    Maximum   Maximum
                                                   Sales    Service  Aggregate
     AIM TAX-EXEMPT FUNDS                         Charge      Fee       Fee
     ----------------------------------           -------   -------  ---------
     Portfolio - Class C Shares

     AIM High Income Municipal Fund                0.75%     0.25%     1.00%

----------
* The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Portfolio (or Class thereof)."

All other terms and provisions of the Plan not amended herein shall remain in full force and effect.

Dated:  October 31, 2005

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